KPMG

KPMG LLP
Suite 1050
833 East Michigan Street
Milwaukee, WI 53202-5337

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sentry Life Insurance Company and
the Contract Owners of Sentry Variable Life Account I:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the sub-accounts listed in the Appendix, that comprise the Sentry Variable Life Account I (the Separate Account), as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights in Note 7 for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each sub-account as of December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have served as the auditor of the Separate Account since 2007.

Milwaukee, Wisconsin
February 23, 2022

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

Assets:

Investments at fair value:

Janus Henderson Series - Institutional Shares:
Research Portfolio, 2,046 shares (cost $ 79,642)	$115,235
Enterprise Portfolio, 57,762 shares (cost $ 3,975,006)	5,805,619
Forty Portfolio, 4,525 shares (cost $ 191,409)	279,421
Global Research Portfolio, 278 shares (cost $ 14,267)	19,801
Balanced Portfolio, 6,491 shares (cost $ 216,538)	325,981

T. Rowe Price Fixed Income Series, Inc.:
Government Money Portfolio, 52,032 shares (cost $ 52,032)	52,032
Limited Term Bond Portfolio, 25,862 shares (cost $ 124,935)	126,984

T. Rowe Price Equity Series, Inc.:
Equity Income Portfolio, 9,161 shares (cost $ 255,337)	275,470
* Moderate Allocation Portfolio, 50,916 shares (cost $ 1,037,578)	1,152,222

T. Rowe Price International Series, Inc.:
International Stock Portfolio, 496 shares (cost $ 7,827)	7,946

Total Assets	8,160,711
Total Liabilities	-

Net Assets	$8,160,711

See accompanying notes to financial statements

*	Formerly T. Rowe Personal Strategy Balanced Portfolio

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
STATEMENT OF OPERATIONS

	For the Year Ended December 31, 2021
	Janus Henderson	Janus Henderson	Janus Henderson
	Research	Enterprise	Forty
Investment Income:
Dividends	$106	$17,872	$-

Expenses:
Mortality and expense risk charges	1,353	59,371	3,125

Net investment income (loss)	(1,247)	(41,499)	(3,125)

Realized gains (losses) on investments:
Realized net investment gain (loss)	77,753	353,442	121,650

Capital gain distributions received	5,317	471,623	31,354

Realized gain (loss) on investments and
capital gain distributions, net	83,070	825,065	153,004

Unrealized appreciation (depreciation), net	(57,829)	31,078	(87,331)

Net increase (decrease) in net assets from operations	$23,994	$814,644	$62,548

	For the Year Ended December 31, 2021
	Janus Henderson	Janus Henderson
	Global Research	Balanced
Investment Income:
Dividends	$99	$2,765

Expenses:
Mortality and expense risk charges	230	3,231

Net investment income (loss)	(131)	(466)

Realized gains (losses) on investments:
Realized net investment gain (loss)	4,155	9,217

Capital gain distributions received	879	2,377

Realized gain (loss) on investments and
capital gain distributions, net	5,034	11,594

Unrealized appreciation (depreciation), net	(1,515)	34,426

Net increase (decrease) in net assets from operations	$3,388	$45,554

See accompanying notes to financial statements

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
STATEMENT OF OPERATIONS

	For the Year Ended December 31, 2021
	T. Rowe Price		T. Rowe Price
	Government	T. Rowe Price	Limited Term
	Money	Equity Income	Bond
Investment Income:
Dividends	$5	$4,067	$1,691

Expenses:
Mortality and expense risk charges	551	2,710	1,331

Net investment income (loss)	(546)	1,357	360

Realized gains (losses) on investments:
Realized net investment gain (loss)	-	1,279	159

Capital gain distributions received	-	19,124	772

Realized gain (loss) on investments and
capital gain distributions, net	-	20,403	931

Unrealized appreciation (depreciation), net	-	32,255	(2,464)

Net increase (decrease) in net assets from operations	$(546)	$54,015	$(1,173)

	For the Year Ended December 31, 2021
	T. Rowe Price	T. Rowe Price
	Moderate	International
	Allocation *	Stock
Investment Income:
Dividends	$11,463	$48

Expenses:
Mortality and expense risk charges	12,511	110

Net investment income (loss)	(1,048)	(62)

Realized gains (losses) on investments:
Realized net investment gain (loss)	37,884	699

Capital gain distributions received	106,616	535

Realized gain (loss) on investments and
capital gain distributions, net	144,500	1,234

Unrealized appreciation (depreciation), net	(38,587)	(983)

Net increase (decrease) in net assets from operations	$104,865	$189

See accompanying notes to financial statements

* Formerly T. Rowe Personal Strategy Balanced Portfolio

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended December 31
	Janus Henderson		Janus Henderson		Janus Henderson
	Research		Enterprise		Forty
	2021	2020	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(1,247)	$(1,565)	$(41,499)	$(47,119)	$(3,125)	$(3,272)

Realized gains (losses) on investments	83,070	25,158	825,065	666,985	153,004	30,799

Unrealized appreciation (depreciation), net	(57,829)	47,192	31,078	208,779	(87,331)	113,282

Net increase (decrease) in net assets from operations	23,994	70,785	814,644	828,645	62,548	140,809

Contract transactions:
Purchase payments	2,600	6,074	134,048	148,011	2,615	6,552

Transfers between subaccounts, net	-	(681)	-	608	-	608

Withdrawals and surrenders	(202,542)	(7,280)	(491,970)	(413,001)	(285,511)	(7,751)

Monthly deductions	(3,266)	(4,719)	(215,153)	(215,436)	(9,119)	(11,143)

Policy loans	231	256	1,749	2,873	(745)	197

Net increase (decrease) in net assets
derived from contract transactions	(202,977)	(6,350)	(571,326)	(476,945)	(292,760)	(11,537)

Total increase (decrease) in net assets	(178,983)	64,435	243,318	351,700	(230,212)	129,272

Net assets at beginning of year	294,218	229,783	5,562,301	5,210,601	509,633	380,361

Net assets at end of year	$115,235	$294,218	$5,805,619	$5,562,301	$279,421	$509,633

	For the Years Ended December 31
	Janus Henderson Global Research		Janus Henderson Balanced
	2021	2020	2021	2020

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(131)	$(74)	$(466)	$2,095

Realized gains (losses) on investments	5,034	3,763	11,594	30,000

Unrealized appreciation (depreciation), net	(1,515)	407	34,426	5,589

Net increase (decrease) in net assets from operations	3,388	4,096	45,554	37,684

Contract transactions:
Purchase payments	874	1,000	7,781	8,094

Transfers between subaccounts, net	-	-	(1)	-

Withdrawals and surrenders	(7,952)	(7,365)	(8,190)	(66,086)

Monthly deductions	(1,430)	(1,480)	(12,997)	(14,638)

Policy loans	209	230	-	522

Net increase (decrease) in net assets
derived from contract transactions	(8,299)	(7,615)	(13,407)	(72,108)

Total increase (decrease) in net assets	(4,911)	(3,519)	32,147	(34,424)

Net assets at beginning of year	24,712	28,231	293,834	328,258

Net assets at end of year	$19,801	$24,712	$325,981	$293,834

See accompanying notes to financial statements

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended December 31
	T. Rowe Price		T. Rowe Price		T. Rowe Price
	Government Money		Equity Income		Limited Term Bond
	2021	2020	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(546)	$(470)	$1,357	$2,742	$360	$1,125

Realized gains (losses) on investments	-	-	20,403	7,779	931	27

Unrealized appreciation (depreciation), net	-	-	32,255	(15,379)	(2,464)	3,219

Net increase (decrease) in net assets from operations	(546)	(470)	54,015	(4,858)	(1,173)	4,371

Contract transactions:
Purchase payments	3,101	3,203	3,571	3,731	6,386	6,286

Transfers between subaccounts, net	-	-	-	-	-	-

Withdrawals and surrenders	-	(7,510)	-	(40,422)	-	-

Monthly deductions	(3,873)	(4,148)	(5,415)	(5,963)	(5,084)	(5,159)

Policy loans	(17)	620	(489)	315	-	521

Net increase (decrease) in net assets
derived from contract transactions	(789)	(7,835)	(2,333)	(42,339)	1,302	1,648

Total increase (decrease) in net assets	(1,335)	(8,305)	51,682	(47,197)	129	6,019

Net assets at beginning of year	53,367	61,672	223,788	270,985	126,855	120,836

Net assets at end of year	$52,032	$53,367	$275,470	$223,788	$126,984	$126,855

	For the Years Ended December 31
	T. Rowe Price		T. Rowe Price
	Moderate Allocation *		International Stock
	2021	2020	2021	2020
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(1,048)	$4,107	$(62)	$(44)

Realized gains (losses) on investments	144,500	57,860	1,234	309

Unrealized appreciation (depreciation), net	(38,587)	97,600	(983)	988

Net increase (decrease) in net assets from operations	104,865	159,567	189	1,253

Contract transactions:
Purchase payments	35,237	38,127	384	451

Transfers between subaccounts, net	1	-	-	(535)

Withdrawals and surrenders	(193,033)	(222,369)	(3,223)	-

Monthly deductions	(80,532)	(81,811)	(638)	(661)

Policy loans	4,246	5,604	397	363

Net increase (decrease) in net assets
derived from contract transactions	(234,081)	(260,449)	(3,080)	(382)

Total increase (decrease) in net assets	(129,216)	(100,882)	(2,891)	871

Net assets at beginning of year	1,281,438	1,382,320	10,837	9,966

Net assets at end of year	$1,152,222	$1,281,438	$7,946	$10,837

See accompanying notes to financial statements

* Formerly T. Rowe Personal Strategy Balanced Portfolio

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Life Account I
NOTES TO FINANCIAL STATEMENTS
December 31, 2021 and 2020

1.	Organization

The Sentry Variable Life Account I (the Variable Life Account) is a segregated investment account of Sentry Life Insurance Company (the Company), which is a stock company 100% owned by Sentry Insurance Company (SIC), formerly Sentry Insurance a Mutual Company (SIAMCO), and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940.  The Variable Life Account is an accounting entity wherein all segregated account transactions are reflected.

Effective January 1, 2021 (the effective date), SIAMCO reorganized its corporate structure (the reorganization).  On the effective date and as part of the reorganization, SIAMCO converted to SIC, a stock insurer.  SIC is 100% owned by Sentry Holdings, Inc., an intermediate holding company, which is 100% owned by Sentry Mutual Holding Company.  The reorganization did not have a material impact on the Company or the Variable Life Account's financial statements.

The Variable Life Account was established by the Company on February 12, 1985 in support of the variable life insurance contracts, and commenced operations on January 13, 1987.  The Company discontinued new sales of the variable life insurance contracts on October 13, 2003.  Management of the Company has determined that there is no justification for substantial doubt regarding the Variable Life Account's ability to continue as a going concern.

The assets of each subaccount of the Variable Life Account are invested in shares of corresponding portfolios of Janus Henderson Series - Institiutional Shares, T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Equity Series, Inc., and T. Rowe Price International Series, Inc. (collectively, the Funds) at each portfolio's net asset value (NAV) in accordance with the selection made by policy owners.

The Funds are diversified open-end investment management companies registered under the Investment Company Act of 1940. A copy of the Funds' annual reports is included in the Variable Life Account's Annual Report.

The Variable Life Account meets the definition of an investment company under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 and is following the accounting and reporting guidance under that Topic.

2.	Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Valuation of Investments

Investments in shares of each of the Funds are valued on the closing net asset value per share at December 31, 2021. The Funds value their investment securities at fair value.

Policy Loans

Variable life insurance contract owners (policyholders) may obtain loans from the Company.  The maximum loan amount is 90% of the policyholders' contract cash value minus any applicable surrender charge.

Securities Transactions and Investment Income

Transactions in shares of the Funds are recorded on the trade date if received by 3:00 p.m. central standard time (the date the order to buy and sell is executed).  Dividend income is recorded on the ex-dividend date.  The cost of Fund shares sold and the corresponding investment gains and losses are determined on the basis of specific identification.

Federal Income Taxes

The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code.  The operations of the Variable Life Account are part of the total operations of the Company and are not taxed as a separate entity.

Under Federal income tax law, net investment income and net realized investment gains of the Variable Life Account which are applied to increase net assets are not taxed.

Subsequent Events

In connection with the preparation of the financial statements, the Company evaluated subsequent events after the financial statement date of December 31, 2021 through February 23, 2022, the date the financial statements were issued.  No significant subsequent events were identified.

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Account I
NOTES TO FINANCIAL STATEMENTS
December 31, 2021 and 2020

3.	Purchases and Sales of Securities

	In 2021, purchases and proceeds on sales of the Funds' shares were as follows:
			Proceeds
		Purchases	on Sales
	Janus Henderson Research Portfolio	$8,351	$207,258
	Janus Henderson Enterprise Portfolio	628,050	769,252
	Janus Henderson Forty Portfolio	34,297	298,827
	Janus Henderson Global Research Portfolio	2,175	9,726
	Janus Henderson Balanced Portfolio	12,923	24,418
	T. Rowe Price Government Money Portfolio	3,106	4,440
	T. Rowe Price Limited Term Bond Portfolio	8,849	6,414
	T. Rowe Price Equity Income Portfolio	27,130	8,983
	* T. Rowe Price Moderate Allocation Portfolio	159,709	288,222
	T. Rowe Price International Stock Portfolio	1,473	4,080
	Total	$886,063	$1,621,620

	In 2020, purchases and proceeds on sales of the Funds' shares were as follows:
			Proceeds
		Purchases	on Sales
	Janus Henderson Research Portfolio	$27,058	$15,356
	Janus Henderson Enterprise Portfolio	499,573	683,178
	Janus Henderson Forty Portfolio	37,981	23,442
	Janus Henderson Global Research Portfolio	2,645	9,185
	Janus Henderson Balanced Portfolio	19,125	83,994
	T. Rowe Price Government Money Portfolio	4,006	12,312
	T. Rowe Price Limited Term Bond Portfolio	9,235	6,462
	T. Rowe Price Equity Income Portfolio	13,825	48,680
	* T. Rowe Price Moderate Allocation Portfolio	105,118	319,697
	T. Rowe Price International Stock Portfolio	1,400	1,402
	Total	$719,966	$1,203,708

*	Formerly T. Rowe Personal Strategy Balanced Portfolio

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Account I
NOTES TO FINANCIAL STATEMENTS
December 31, 2021 and 2020

4.	Expenses and Related Party Transactions

A mortality and expense risk premium and a death benefit guarantee risk charge are deducted by the Company from the Variable Life Account on a daily basis which is equal, on an annual basis, to 1.05% (0.90% mortality and expense risk and 0.15% death benefit guarantee risk charge) of the daily net asset value of the Variable Life Account.  These charges compensate the Company for assuming these risks under the variable life contract.

At the beginning of each policy month, the Company makes a deduction, per contract holder, from the cash value of the policy by canceling accumulation units.  This deduction consists of the cost of insurance for the policy and any additional benefits provided by rider, if any, for the policy month and a $5 monthly administrative fee.  The administrative fee, which is reported through monthly deductions on the Statements of Changes in Net Assets, reimburses the Company for administrative expenses relating to the issuance and maintenance of the contract.

The Company deducts a front-end sales expense charge of 5.0% from each premium payment.  A surrender charge may be deducted in the event of a surrender to reimburse the Company for expenses incurred in connection with issuing a policy. The full surrender charge, which is reported through withdrawals and surrenders on the Statements of Changes in Net Assets, will be reduced during the first 9 contract years until it reaches zero in the 10th contract year.

The Company deducts from each premium payment the amount of premium taxes levied by any state or government entity. Premium taxes up to 3.0% are imposed by certain states.

Sentry Equity Services, Inc., a related party, acts as the underwriter for the contract.

5.	Fair Value Measurement

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Variable Life Account categorized its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Company categorizes financial assets recorded at fair value as follows:

Level 1 - Unadjusted quoted prices accessible in active markets for identical assets at the measurement date.  The assets utilizing Level 1 valuations represent investments in publicly-traded registered mutual funds with quoted market prices.

Level 2 - Unadjusted quoted prices for similar assets in active markets or inputs (other than quoted prices) that are observable or that are derived principally  from or corroborated by observable market data through correlation or other means.  The assets utilizing Level 2 valuations represent investments in privately-traded registered mutual funds only offered through insurance products. These funds have no unfunded commitments or restrictions and the Variable Life Account always has the ability to redeem its interest in the funds with the investee at NAV daily.

Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

The following table summarizes assets measured at fair value on a recurring basis as of December 31, 2021:

		Level 1	Level 2	Level 3	Total
	Variable Life Account Investments	-	$ 8,160,711	-	$ 8,160,711

The Variable Life Account only invests in funds with fair value measurements in Level 2 and did not have any assets or liabilities reported at fair value on a nonrecurring basis.

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Account I
NOTES TO FINANCIAL STATEMENTS
December 31, 2021 and 2020

6.	Changes in Units Outstanding

	The changes in units outstanding for the year ended December 31, 2021 were as follows:
			Units	Units	Net Increase
			Issued	Redeemed	(Decrease)
		Janus Henderson Research Portfolio	108	8,056	(7,948)
		Janus Henderson Enterprise Portfolio	987	5,174	(4,187)
		Janus Henderson Forty Portfolio	61	6,570	(6,509)
		Janus Henderson Global Research Portfolio	70	572	(502)
		Janus Henderson Balanced Portfolio	209	574	(365)
		T. Rowe Price Government Money Portfolio	170	212	(42)
		T. Rowe Price Limited Term Bond Portfolio	219	174	45
		T. Rowe Price Equity Income Portfolio	99	161	(62)
	*	T. Rowe Price Moderate Allocation Portfolio	388	2,601	(2,213)
		T. Rowe Price International Stock Portfolio	49	216	(167)

	The changes in units outstanding for the year ended December 31, 2020 were as follows:
			Units	Units	Net Increase
			Issued	Redeemed	(Decrease)
		Janus Henderson Research Portfolio	318	644	(326)
		Janus Henderson Enterprise Portfolio	1,513	6,143	(4,630)
		Janus Henderson Forty Portfolio	216	567	(351)
		Janus Henderson Global Research Portfolio	110	680	(570)
		Janus Henderson Balanced Portfolio	276	2,496	(2,220)
		T. Rowe Price Government Money Portfolio	208	631	(423)
		T. Rowe Price Limited Term Bond Portfolio	237	180	57
		T. Rowe Price Equity Income Portfolio	140	1,556	(1,416)
	*	T. Rowe Price Moderate Allocation Portfolio	516	3,341	(2,825)
		T. Rowe Price International Stock Portfolio	64	90	(26)

*	Formerly T. Rowe Personal Strategy Balanced Portfolio

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Account I
NOTES TO FINANCIAL STATEMENTS
December 31, 2021 and 2020

7.	Financial Highlights

A summary of unit values, units outstanding and certain financial performance information for each subaccount for variable life contracts and the expense ratios, excluding expenses of the underlying funds, for the year ended December 31, 2021 is as follows:

				Net Assets		Expenses as a %	Income as a %
				Unit		of Average Net	of Average Net	Total
			Units	Value	(000's)	Assets #	Assets	Return
		Janus Henderson Research Portfolio	3,895	$29.58	$115	1.05%	0.08%	19.08%
		Janus Henderson Enterprise Portfolio	38,898	149.25	5,806	1.05	0.32	15.61
		Janus Henderson Forty Portfolio	5,344	52.29	279	1.05	-	21.62
		Janus Henderson Global Research Portfolio	1,093	18.11	20	1.05	0.46	16.85
		Janus Henderson Balanced Portfolio	8,054	40.47	326	1.05	0.90	15.97
		T. Rowe Price Government Money Portfolio	2,848	18.27	52	1.05	0.01	(1.04)
		T. Rowe Price Limited Term Bond Portfolio	4,374	29.03	127	1.05	1.33	(0.92)
		T. Rowe Price Equity Income Portfolio	6,609	41.68	275	1.05	1.58	24.24
	*	T. Rowe Price Moderate Allocation Portfolio	10,478	109.97	1,152	1.05	0.97	8.91
		T. Rowe Price International Stock Portfolio	454	17.50	8	1.05	0.47	0.25

A summary of unit values, units outstanding and certain financial performance information for each subaccount for variable life contracts and the expense ratios, excluding expenses of the underlying funds, for the year ended December 31, 2020 is as follows:

				Net Assets		Expenses as a %	Income as a %
				Unit		of Average Net	of Average Net	Total
			Units	Value	(000's)	Assets #	Assets	Return
		Janus Henderson Research Portfolio	11,843	$24.84	$294	1.05%	0.41%	31.57%
		Janus Henderson Enterprise Portfolio	43,085	129.10	5,562	1.05	0.07	18.22
		Janus Henderson Forty Portfolio	11,853	43.00	510	1.05	0.27	37.95
		Janus Henderson Global Research Portfolio	1,595	15.50	25	1.05	0.73	18.80
		Janus Henderson Balanced Portfolio	8,419	34.90	294	1.05	1.74	13.12
		T. Rowe Price Government Money Portfolio	2,890	18.46	53	1.05	0.26	(0.80)
		T. Rowe Price Limited Term Bond Portfolio	4,329	29.30	127	1.05	1.96	3.62
		T. Rowe Price Equity Income Portfolio	6,671	33.55	224	1.05	2.38	0.11
	*	T. Rowe Price Moderate Allocation Portfolio	12,691	100.97	1,281	1.05	1.38	13.34
		T. Rowe Price International Stock Portfolio	621	17.46	11	1.05	0.59	13.25

#	Excluding the effect of the expenses of the underlying fund portfolios and administrative fees charged directly to policyholder accounts.

*	Formerly T. Rowe Personal Strategy Balanced Portfolio

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Account I
NOTES TO FINANCIAL STATEMENTS
December 31, 2021 and 2020

7.	Financial Highlights (continued)

A summary of unit values, units outstanding and certain financial performance information for each subaccount for variable life contracts and the expense ratios, excluding expenses of the underlying funds, for the year ended December 31, 2019 is as follows:

				Net Assets		Expenses as a %	Income as a %
				Unit		of Average Net	of Average Net	Total
			Units	Value	(000's)	Assets #	Assets	Return
		Janus Henderson Research Portfolio	12,169	$18.88	$230	1.05%	0.45%	34.12%
		Janus Henderson Enterprise Portfolio	47,715	109.20	5,211	1.05	0.20	34.09
		Janus Henderson Forty Portfolio	12,204	31.17	380	1.05	0.15	35.75
		Janus Henderson Global Research Portfolio	2,164	13.04	28	1.05	1.00	27.71
		Janus Henderson Balanced Portfolio	10,639	30.85	328	1.05	1.91	21.32
		T. Rowe Price Government Money Portfolio	3,314	18.61	62	1.05	1.70	0.66
		T. Rowe Price Limited Term Bond Portfolio	4,273	28.28	121	1.05	2.39	3.26
		T. Rowe Price Equity Income Portfolio	8,087	33.51	271	1.05	2.32	25.09
	*	T. Rowe Price Moderate Allocation Portfolio	15,517	89.08	1,382	1.05	1.95	18.56
		T. Rowe Price International Stock Portfolio	647	15.41	10	1.05	2.46	26.45

A summary of unit values, units outstanding and certain financial performance information for each subaccount for variable life contracts and the expense ratios, excluding expenses of the underlying funds, for the year ended December 31, 2018 is as follows:

				Net Assets		Expenses as a %	Income as a %
				Unit		of Average Net	of Average Net	Total
			Units	Value	(000's)	Assets #	Assets	Return
		Janus Henderson Research Portfolio	12,738	$14.08	$179	1.05%	0.55%	(3.60)%
		Janus Henderson Enterprise Portfolio	49,075	81.44	3,997	1.05	0.24	(1.46)
		Janus Henderson Forty Portfolio	12,503	22.96	287	1.05	-	0.91
		Janus Henderson Global Research Portfolio	2,172	10.21	22	1.05	1.14	(7.85)
		Janus Henderson Balanced Portfolio	10,914	25.43	278	1.05	2.15	(0.37)
		T. Rowe Price Government Money Portfolio	3,347	18.49	62	1.05	1.32	0.26
		T. Rowe Price Limited Term Bond Portfolio	4,228	27.38	116	1.05	2.02	0.12
		T. Rowe Price Equity Income Portfolio	8,146	26.79	218	1.05	2.03	(10.45)
		T. Rowe Price Personal Strategy Balanced Portfolio	16,088	75.14	1,209	1.05	1.74	(6.07)
		T. Rowe Price International Stock Portfolio	653	12.19	8	1.05	0.83	(15.11)

#	Excluding the effect of the expenses of the underlying fund portfolios and administrative fees charged directly to policyholder accounts.

*	Formerly T. Rowe Personal Strategy Balanced Portfolio

SENTRY LIFE INSURANCE COMPANY
Sentry Variable Account I
NOTES TO FINANCIAL STATEMENTS
December 31, 2021 and 2020

7.	Financial Highlights (continued)

A summary of unit values, units outstanding and certain financial performance information for each subaccount for variable life contracts and the expense ratios, excluding expenses of the underlying funds, for the year ended December 31, 2017 is as follows:

			Net Assets		Expenses as a %	Income as a %
			Unit		of Average Net	of Average Net	Total
		Units	Value	(000's)	Assets #	Assets	Return
	Janus Henderson Research Portfolio	13,469	$14.60	$197	1.05%	0.39%	26.56%
	Janus Henderson Enterprise Portfolio	51,810	82.65	4,282	1.05	0.25	26.10
	Janus Henderson Forty Portfolio	12,746	22.75	290	1.05	-	28.97
	Janus Henderson Global Research Portfolio	2,252	11.08	25	1.05	0.82	25.72
	Janus Henderson Balanced Portfolio	10,925	25.53	279	1.05	1.61	17.20
	T. Rowe Price Government Money Portfolio	3,320	18.44	61	1.05	0.34	(0.71)
	T. Rowe Price Limited Term Bond Portfolio	3,130	27.35	86	1.05	1.46	0.00
	T. Rowe Price Equity Income Portfolio	8,410	29.92	252	1.05	1.76	14.82
	T. Rowe Price Personal Strategy Balanced Portfolio	19,379	80.00	1,550	1.05	1.52	16.19
	T. Rowe Price International Stock Portfolio	1,286	14.36	18	1.05	1.14	26.56

#	Excluding the effect of the expenses of the underlying fund portfolios and administrative fees charged directly to policyholder accounts.

8.	Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the Code), as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each subaccount is required to satisfy the requirements of Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Secretary of the Treasury has issued regulations under Section 817(h) of the Code.  The Variable Life Account intends that each of the subaccounts shall comply with the diversification requirements and, in the event of any failure to comply, will take immediate action to assure compliance.

KPMG

KPMG LLP
Suite 1050
833 East Michigan Street
Milwaukee, WI 53202-5337

Independent Auditors' Report

The Board of Directors
Sentry Life Insurance Company:

Opinions

We have audited the financial statements of Sentry Life Insurance Company (the Company), which comprise the statutory balance sheets as of December 31, 2021 and 2020, and the related statutory statements of operations and changes in capital and surplus, and cash flow for the years then ended, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flow for the years then ended in accordance with the statutory accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors' Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 of the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

KPMG

Emphasis of Matter

Sentry Life Insurance Company is a member of a group of affiliate companies and, as disclosed in the financial statements, has extensive transactions and relationships with members of the group. Because of these relationships, it is possible the terms of these transactions are not the same as those that would result from transactions among wholly unrelated entities.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditors' Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors' report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

- Exercise professional judgment and maintain professional skepticism throughout the audit.
- Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
- Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
- Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
- Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Sentry Life Insurance Company
Statutory Statements of Operations and Changes in Capital and Surplus

Years Ended December 31 (Thousands)	2021	2020
Revenues:		
Premiums and annuity considerations	$ 862,009	$ 701,109
Commissions and expense allowances on reinsurance ceded	1,883	1,771
Net investment income	136,444	136,298
Other income	37,218	30,534
Total revenues	1,037,554	869,712
Benefits and Expenses:		
Policyholder benefits and fund withdrawals	953,414	766,069
Increase in future policy benefits and other reserves	(83,469)	58,179
Commissions	10,213	8,215
Other expenses	49,101	48,922
Transfers to (from) separate accounts, net	65,420	(45,728)
Total benefits and expenses	994,679	835,657
Income before federal income tax expense (credit) and net realized gains (losses) on investments	42,875	34,055
Federal income tax expense (credit), less tax on net realized gains (losses) and transfers to the IMR	3,639	(1,299)
Income before net realized gains (losses) on investments	39,236	35,354
Net realized gains (losses), net of tax	(904)	(13,855)
Net income	$ 38,332	$ 21,499
Changes in Capital and Surplus:		
Capital stock, beginning and end of year	$ 3,162	$ 3,162
Paid-in surplus, beginning and end of year	43,719	43,719
Unassigned surplus:		
Balance January 1	276,904	262,003
Prior period adjustment	(13,503)	—
Balance January 1, adjusted	263,401	262,003
Net income	38,332	21,499
Change in nonadmitted assets	519	(656)
Change in asset valuation reserve	(3,206)	8,217
Change in deferred income tax	(587)	289
Change in separate accounts surplus	31	58
Change in net unrealized gains and losses on investments	(239)	494
Dividend to stockholder	(10,000)	(15,000)
Balance at end of year	288,251	276,904
Total capital stock and surplus at end of year	$ 335,132	$ 323,785

See accompanying notes to statutory financial statements.

Sentry Life Insurance Company notes to statutory financial statements

Note 2 Summary of significant accounting policies (continued)

Separate accounts
The Company issues group annuity contracts that include the option of placing deposits received in connection with these contracts in separate accounts. The Company also issued variable annuity contracts and variable universal life contracts that required deposits to be placed in separate accounts, sales of both products had ceased by the end of 2004. A separate account is an accounting entity segregated as a discrete operation within an insurance company. Separate account assets, consisting of mutual funds, common stocks, and long-term bonds are reported at fair value and include the Company's interest in the separate accounts (seed money). Liabilities relating to contract holders are generally recorded at amounts equal to assets, but a contra liability is recorded to adjust separate account liabilities to amounts computed using applicable statutory reserving tables. Separate account premium deposits, benefit expenses, and contract fee income for investment management and policy administration are reflected by the Company in the accompanying statutory statements of operations. Investment income and realized and unrealized capital gains and losses of the separate account assets accrue directly to contract holders and therefore are not included in the Company's statutory statements of operations. The Company's seed money investment, including appreciation or depreciation, is reflected in capital stock and surplus through recognition of surplus in the separate accounts.

Nonadmitted assets
For statutory accounting purposes, certain assets designated as "nonadmitted" (principally deferred income tax assets and prepaid expenses) have been excluded from the balance sheets and charged to surplus. Under GAAP, such assets would be recognized at net realizable value. There were $1.9 million and $2.4 million of nonadmitted assets at December 31, 2021 and December 31, 2020, respectively.

Policy benefits
Liabilities for life insurance policies are computed using methods, mortality and morbidity tables, and interest rates that conform to the valuation laws of the State of Wisconsin. The liabilities are primarily calculated on a modified reserve basis. The effect of using a modified reserve basis partially offsets the effect of immediately expensing acquisition costs by providing a policy benefit reserve increase in the first policy year that is less than the reserve increase in renewal years. Future policy benefits for life policies and contracts were primarily determined using the NAIC's reserve valuation method with interest rates ranging from zero to 6.00 percent. Additional statutory premium deficiency reserves are established when the valuation net premium exceeds the gross premium.

Future policy benefits for annuity contracts, primarily for individual and group deferred annuities, were primarily determined using the NAIC's annuity reserve valuation method with interest rates ranging from 1.00 to 11.25 percent. Reserves are established using the larger of the benefit amount calculated using the NAIC's method or the cash surrender value.

Future accident and health group reserves consist predominantly of long-term disability reserves representing the present value of amounts not yet due calculated using standard disability tables and various interest rates.

Reserves for deposit-type contracts are based on the contract account balance, if future benefit payments in excess of the account balance are not guaranteed, or on the present value of future payments when such payments are guaranteed.

Under GAAP, traditional life reserves would be computed using mortality, withdrawal, interest rate, and expense assumptions that are based on Company experience and locked in at issue, including a provision for adverse deviation. Reserves for universal life-type and investment contracts (deposit-type contracts) would generally be based on the contract account value.

Revenue and expense recognition
Premiums for annuity contracts are recognized when received. Premiums for traditional life insurance policies and limited payment contracts are recognized as income on the policy anniversary date. Amounts collected on policies that do not subject the Company to any risks arising from policyholder mortality or morbidity (deposit contracts), such as supplementary contracts without life contingencies, are recorded as increases to policyholder account balances. Revenues for these policies consists of net investment income and policy charges. Under GAAP, revenue on contracts without significant mortality or longevity risk (investment contracts) would be accounted for similar to deposit contracts.

Sentry Life Insurance Company notes to statutory financial statements

Note 2 Summary of significant accounting policies (continued)

The Company has no direct employees and does not own equipment. It utilizes services provided by employees and equipment of SIC and occupies space in SIC's office building. Accordingly, the Company participates in an intercompany administrative services agreement with certain affiliated companies. Expenses of the Company consist of direct charges incurred and an allocation of expenses (principally salaries, salary-related items, rent, and data processing services) between certain affiliated companies. The Company recognized expenses of $52.8 million and $51.3 million for 2021 and 2020, respectively, under this intercompany administrative services agreement.

Acquisition costs
Costs directly related to the acquisition of insurance premiums, such as commissions and premium tax, are charged to operations as incurred. Under GAAP, certain acquisition costs would be capitalized and amortized over the policy period or expected life of the contract.

Reinsurance
Reinsurance premiums, commission expense reimbursements, and reserves related to reinsured business ceded or assumed are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying statutory statements of operations. Under GAAP, ceded unearned premium and ceded loss and loss adjustment expense reserves would be classified as assets instead of as a reduction of the related liability.

Federal income tax
The Company is included in the consolidated federal income tax return of SMHC. The method of allocation between the companies is subject to a written income tax allocation agreement approved by the board of directors. Allocation is based upon separate return calculations with current credit for net losses. Federal income tax is based on taxable income currently payable.

In accordance with guidance specified in the NAIC's *AP&P Manual*, the Company utilizes a balance sheet approach of accounting for federal income taxes. Under this method deferred tax assets, net of any nonadmitted portion and statutory valuation allowance, and deferred tax liabilities are recognized for the future tax consequences attributable to differences between the statutory financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using the enacted tax rates on which those temporary differences are expected to be recovered or settled. The change in deferred taxes is charged or credited directly to surplus. GAAP accounting requires these changes to be recorded through the income statement. The admissibility of net deferred tax assets recorded is subject to various limitations set forth in the NAIC's *AP&P Manual*. GAAP accounting does not include these limitations but includes recoverability testing.

Use of estimates
The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

The Company's investments are primarily comprised of bonds. The evaluation of investments for other-than-temporary-impairments is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in fair value of investments, or in the net present value of expected cash flows for loan-backed and structured securities, should be recognized in current year earnings. The risks and uncertainties include changes in general economic conditions, the issuers' financial condition and future prospects, the effects of change in interest rates or current spreads, and the expected recovery period. The Company regularly invests in mortgage and asset-backed securities and other securities subject to prepayment and call risk. Significant changes in prevailing interest rates may adversely affect the timing and amount of cash flows on such securities. In addition, the amortization of market premium and accretion of market discount for mortgage and asset-backed securities is based on historical experience and estimates of future payment speeds on the underlying mortgage loans. Actual prepayment speeds will differ from original estimates and may result in material adjustments to amortization or accretion recorded in future periods.

Comparability
The discussion above highlights the significant differences between statutory accounting practices followed by the Company and GAAP. The aggregate effect of the foregoing variances from GAAP has not been determined but is presumed to be material.

Sentry Life Insurance Company notes to statutory financial statements

Note 3 Investments (continued)

Years ended December 31 (Thousands)	2021 Realized gains	2021 Realized losses	2021 Net realized gains (losses)	2020 Realized gains	2020 Realized losses	2020 Net realized gains (losses)
Bonds	$ 1,168	$ 1,848	$ (680)	$ 8,158	$ 17,958	$ (9,800)
Common Stocks	21	-	21			-
IMR gains (losses)			670			(4,545)
Less: taxes on realized gains (losses)			(916)			490
Net realized gains (losses), net of tax			$ (904)			$ (13,855)

Impairment analysis
The following tables show the fair value and unrealized losses for all bonds as of December 31, 2021 and 2020, respectively. The data is aggregated by investment category and length of time that individual securities have been in a continuous position where carrying value exceeds fair value:

December 31, 2021 (Thousands)	Less than 12 months Fair value	Less than 12 months Unrealized losses	12 months or more Fair value	12 months or more Unrealized losses	Total Fair value	Total Unrealized Losses
U.S. government and government agencies	$ -	$ -	$ -	$ -	$ -	$ -
States, territories, and possessions	-	-	-	-	-	-
Political subdivisions of states, territories, and possessions	3,196	116	-	-	3,196	116
Special revenue and special assessment	17,924	367	9,647	66	27,571	433
Industrial and miscellaneous	82,950	1,612	13,476	1,065	96,426	2,677
Total	$ 104,070	$ 2,095	$ 23,123	$ 1,131	$ 127,193	$ 3,226

December 31, 2020 (Thousands)	Less than 12 months Fair value	Less than 12 months Unrealized losses	12 months or more Fair value	12 months or more Unrealized losses	Total Fair value	Total Unrealized losses
U.S. government and government agencies	$ -	$ -	$ -	$ -	$ -	$ -
States, territories, and possessions	-	-	-	-	-	-
Political subdivisions of states, territories, and possessions	-	-	-	-	-	-
Special revenue and special assessment	12,605	42	3,012	17	15,617	59
Industrial and miscellaneous	28,081	705	4,291	65	32,372	770
Total	$ 40,686	$ 747	$ 7,303	$ 82	$ 47,989	$ 829

Sentry Life Insurance Company notes to statutory financial statements

Note 4 Disclosures about fair values of financial instruments (continued)

The Company categorizes financial assets and liabilities as follows:

Level 1 - Management's valuations are based on unadjusted quoted prices in active markets for identical, unrestricted assets. Since valuations are based on quoted prices that are readily available in an active market, valuation of these assets does not involve any meaningful degree of judgment. An active market is defined as a market where transactions for the financial instrument occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Level 1 financial assets and liabilities generally include U.S. government debt securities, where management's valuations are based on quoted market prices.

Level 2 - Management's valuations are based on quoted market prices where such markets are not deemed to be sufficiently active. In such circumstances, additional valuation metrics will be used which involve direct or indirect observable market inputs. Level 2 financial assets and liabilities generally include debt securities other than debt issued by the U.S. government. Independent pricing services constitute a significant input in management's determination of the fair value of these types of bonds. In developing such quotes, dealers will use the terms of the security and market-based inputs. Terms of the security include coupon, maturity date, and any special provision that may enable the investor to redeem the security prior to its maturity date. Market-based inputs include the level of interest rates applicable to comparable securities in the market and current credit ratings of the security. A small segment of Level 2 securities is priced internally using matrix pricing, broker quotes, and benchmark and spread analysis.

Level 3 - Management's valuations are based on inputs that are unobservable and significant to the overall fair value measurement. Valuations under Level 3 generally involve a significant degree of judgment on the part of management.

The following tables present the fair value hierarchy levels for the Company's assets and liabilities:

December 31, 2021	Level 1	Level 2	Level 3	Total
(Thousands)				
Financial assets:				
Bonds	$ -	$ 3,050,931	$ -	$ 3,050,931
Cash equivalents	28,139	-	-	28,139
Assets held in separate accounts	-	7,124,178	-	7,124,178
Total financial assets	$ 28,139	$ 10,175,109	$ -	$ 10,203,248
Liabilities:				
Liabilities held in separate accounts	$ -	$ 7,123,249	$ -	$ 7,123,249

December 31, 2020	Level 1	Level 2	Level 3	Total
(Thousands)				
Financial assets:				
Bonds	$ -	$ 3,216,371	$ -	$ 3,216,371
Cash equivalents	27,788	-	-	27,788
Assets held in separate accounts	-	6,280,770	-	6,280,770
Total financial assets	$ 27,788	$ 9,497,141	$ -	$ 9,524,929
Liabilities:				
Liabilities held in separate accounts	$ -	$ 6,279,862	$ -	$ 6,279,862

Sentry Life Insurance Company notes to statutory financial statements

Note 7 Separate accounts

The Company utilizes separate accounts to record and account for assets and liabilities for employee benefit plans, variable annuities, and variable universal life product lines.

All separate account assets are considered legally insulated from the general account except for the Company's interest in the separate accounts (seed money). The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general accounts. All separate account assets are registered with the U.S. Securities and Exchange Commission (SEC). As of December 31, 2021, and 2020, the Company's separate account statements included legally insulated assets of $7.1 billion and $6.3 billion, respectively. The Company's seed money was $928 thousand and $908 thousand, as of December 31, 2021 and 2020, respectively.

Activity and liabilities (primarily reserves) in separate accounts are as follows:

Years ended December 31 (Thousands)	2021	2020
Premiums, considerations, or deposits	$ 2,256,540	$ 1,682,345
Liabilities:		
Reserves carried at fair value	$ 7,119,771	$ 6,251,294
Non-policy liabilities	3,478	28,568
Total liabilities	$ 7,123,249	$ 6,279,862
Liabilities by withdrawal characteristics:		
Subject to discretionary withdrawal:		
With market value adjustment	$ -	$ -
At book value without market value adjustment and with current surrender charge of 5% or more	-	-
At fair value	7,119,771	6,251,294
At book value without market value adjustment and with current surrender charge less than 5%	-	-
Total reserves subject to discretionary withdrawal	7,119,771	6,251,294
Non-policy liabilities	3,478	28,568
Total liabilities	$ 7,123,249	$ 6,279,862
Reserves for asset default risk in lieu of AVR	$ -	$ -

Insurance claims and policyholders' benefits as reported in the statutory statements of operations include amounts transferred to (from) separate accounts. These transfers reported in the separate accounts statements are as follows:

Years ended December 31 (Thousands)	2021	2020
Transfers to separate accounts	$ 2,256,540	$ 1,682,345
Transfers from separate accounts	(2,191,099)	(1,727,879)
Net transfers as reported in the separate accounts statements	65,441	(45,534)
Other	(21)	(194)
Net transfers as reported in the statements of operations	$ 65,420	$ (45,728)

Sentry Life Insurance Company notes to statutory financial statements

Note 10 Withdrawal characteristics of annuity reserves and deposit liabilities

The withdrawal characteristics of all annuity reserves and deposit liabilities at December 31, 2021 and 2020 are as follows:

Individual annuities

December 31, 2021	General account	Separate account nonguaranteed	Total	% of total
(Thousands)				
Subject to discretionary withdrawal:				
With market value adjustment	$ -	$ -	$ -	-
At book value less current surrender charge of 5% or more	52	-	52	0.05%
At fair value	-	30,536	30,536	32.29%
Total with adjustment or at market value	52	30,536	30,588	32.34%
At book value without adjustment (minimal or no charge or adjustment)	58,472	-	58,472	61.84%
Total subject to discretionary withdrawal	58,524	30,536	89,060	94.18%
Not subject to discretionary withdrawal	5,499	-	5,499	5.82%
Total (gross)	64,023	30,536	94,559	100.00%
Reinsurance ceded	-	-	-	
Total (net)	$ 64,023	$ 30,536	$ 94,559	
Amount above with a surrender charge of 5% or more that will have minimal or no charge or adjustment for the first time within the following year	$ 1	$ -	$ 1	

December 31, 2020	General account	Separate account nonguaranteed	Total	% of total
(Thousands)				
Subject to discretionary withdrawal:				
With market value adjustment	$ -	$ -	$ -	-
At book value less current surrender charge of 5% or more	276	-	276	0.31%
At fair value	-	28,929	28,929	32.51%
Total with adjustment or at market value	276	28,929	29,205	32.82%
At book value without adjustment (minimal or no charge or adjustment)	53,837	-	53,837	60.50%
Total subject to discretionary withdrawal	54,113	28,929	83,042	93.32%
Not subject to discretionary withdrawal	5,952	-	5,952	6.68%
Total (gross)	60,065	28,929	88,994	100.00%
Reinsurance ceded	-	-	-	
Total (net)	$ 60,065	$ 28,929	$ 88,994	
Amount above with a surrender charge of 5% or more that will have minimal or no charge or adjustment for the first time within the following year	$ 267	$ -	$ 267

Sentry Life Insurance Company notes to statutory financial statements

Note 10 Withdrawal characteristics of annuity reserves and deposit liabilities (continued)

Group annuities

December 31, 2021	General account	Separate account nonguaranteed	Total	% of total
(Thousands)				
Subject to discretionary withdrawal:				
With market value adjustment	$ 1,985,129	$ -	$ 1,985,129	21.80%
At book value less current surrender charge of 5% or more	-	-	-	-
At fair value	-	7,081,076	7,081,076	77.75%
Total with adjustment or at market value	1,985,129	7,081,076	9,066,205	99.55%
At book value without adjustment (minimal or no charge or adjustment)	5,766	-	5,766	0.06%
Total subject to discretionary withdrawal	1,990,895	7,081,076	9,071,971	99.61%
Not subject to discretionary withdrawal	35,735	-	35,735	0.39%
Total (gross)	2,026,630	7,081,076	9,107,706	100.00%
Reinsurance ceded	-	-	-	
Total (net)	$ 2,026,630	$ 7,081,076	$ 9,107,706	
Amount above with a surrender charge of 5% or more that will have minimal or no charge or adjustment for the first time within the following year	$ -	$ -	$ -	

December 31, 2020	General account	Separate account nonguaranteed	Total	% of total
(Thousands)				
Subject to discretionary withdrawal:				
With market value adjustment	$ 2,069,425	$ -	$ 2,069,425	24.85%
At book value less current surrender charge of 5% or more	-	-	-	-
At fair value	-	6,213,986	6,213,986	74.63%
Total with adjustment or at market value	2,069,425	6,213,986	8,283,411	99.48%
At book value without adjustment (minimal or no charge or adjustment)	5,840	-	5,840	0.07%
Total subject to discretionary withdrawal	2,075,265	6,213,986	8,289,251	99.55%
Not subject to discretionary withdrawal	37,109	-	37,109	0.45%
Total (gross)	2,112,374	6,213,986	8,326,360	100.00%
Reinsurance ceded	-	-	-	
Total (net)	$ 2,112,374	$ 6,213,986	$ 8,326,360	
Amount above with a surrender charge of 5% or more that will have minimal or no charge or adjustment for the first time within the following year	$ -	$ -	$ -	

At December 31, 2021, there are additional reserves of $1.95 million in life contingencies. At December 31, 2020, there were additional reserves of $825 thousand in life contingencies.

Sentry Life Insurance Company notes to statutory financial statements

Note 10 Withdrawal characteristics of annuity reserves and deposit liabilities (continued)

Deposit-type contracts (no life contingencies) December 31, 2021	General account	Separate account nonguaranteed	Total	% of total
(Thousands)				
Subject to discretionary withdrawal:				
With market value adjustment	$ -	$ -	$ -	-
At book value less current surrender charge of 5% or more	-	-	-	-
At fair value	-	-	-	-
Total with adjustment or at market value	-	-	-	-
At book value without adjustment (minimal or no charge or adjustment)	-	-	-	-
Total subject to discretionary withdrawal	-	-	-	-
Not subject to discretionary withdrawal	2,355	-	2,355	100.00%
Total (gross)	2,355	-	2,355	100.00%
Reinsurance ceded	-	-	-	
Total (net)	$ 2,355	$ -	$ 2,355	
Amount above with a surrender charge of 5% or more that will have minimal or no charge or adjustment for the first time within the following year	$ -	$ -	$ -	

December 31, 2020	General account	Separate account nonguaranteed	Total	% of total
(Thousands)				
Subject to discretionary withdrawal:				
With market value adjustment	$ -	$ -	$ -	-
At book value less current surrender charge of 5% or more	-	-	-	-
At fair value	-	-	-	-
Total with adjustment or at market value	-	-	-	-
At book value without adjustment (minimal or no charge or adjustment)	-	-	-	-
Total subject to discretionary withdrawal	-	-	-	-
Not subject to discretionary withdrawal	2,495	-	2,495	100.00%
Total (gross)	2,495	-	2,495	100.00%
Reinsurance ceded	-	-	-	
Total (net)	$ 2,495	$ -	$ 2,495	
Amount above with a surrender charge of 5% or more that will have minimal or no charge or adjustment for the first time within the following year	$ -	$ -	$ -

Sentry Life Insurance Company notes to statutory financial statements

Note 11 Withdrawal characteristics of life actuarial reserves

The withdrawal characteristics of life actuarial reserves at December 31, 2021 and 2020 are as follows:

December 31, 2021	General account			Separate account - nonguaranteed		
(Thousands)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans						
Term policies with cash value	$ 981	$ 1,110	$ 1,479	$ -	$ -	$ -
Universal life	70,117	71,571	73,010	-	-	-
Other permanent cash value life insurance	85,447	85,442	107,773	-	-	-
Variable universal life	-	-	8	8,396	8,396	8,159
Not subject to discretionary withdrawal or no cash values						
Term polices with cash value	XXX	XXX	50,912	XXX	XXX	-
Accidental death benefits	XXX	XXX	40	XXX	XXX	-
Disability - active lives	XXX	XXX	195	XXX	XXX	-
Disability - disabled lives	XXX	XXX	4,647	XXX	XXX	-
Miscellaneous reserves	XXX	XXX	23,438	XXX	XXX	-
Total (gross)	156,545	158,123	261,502	8,396	8,396	8,159
Reinsurance ceded	-	-	38,231	-	-	-
Total (net)	$ 156,545	$ 158,123	$ 223,271	$ 8,396	$ 8,396	$ 8,159

December 31, 2020	General account			Separate account - nonguaranteed		
(Thousands)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans						
Term policies with cash value	$ 910	$ 1,029	$ 1,485	$ -	$ -	$ -
Universal life	73,601	75,000	76,454	-	-	-
Other permanent cash value life insurance	83,830	83,832	105,657	-	-	-
Variable universal life	-	-	8	8,608	8,608	8,379
Not subject to discretionary withdrawal or no cash values						
Term polices with cash value	XXX	XXX	49,834	XXX	XXX	-
Accidental death benefits	XXX	XXX	40	XXX	XXX	-
Disability - active lives	XXX	XXX	196	XXX	XXX	-
Disability - disabled lives	XXX	XXX	5,215	XXX	XXX	-
Miscellaneous reserves	XXX	XXX	23,688	XXX	XXX	-
Total (gross)	158,341	159,861	262,577	8,608	8,608	8,379
Reinsurance ceded	-	-	37,310	-	-	-
Total (net)	$ 158,341	$ 159,861	$ 225,267	$ 8,608	$ 8,608	$ 8,379

Sentry Life Insurance Company notes to statutory financial statements

Note 13 Income tax

The provision for current federal income tax incurred as reported in the statutory financial statements is as follows:

Years ended December 31		2021		2020
(Thousands)				
Federal income tax expense (credit) on operations	$	3,639	$	(1,299)
Federal income tax on net capital gains and losses		916		(490)
Current federal income tax expense (credit) incurred	$	4,555	$	(1,789)

Current federal income tax expense (credit) incurred is based upon a consolidated income tax provision for SMHC and its subsidiaries. The provision for current federal income tax is different from that which would be obtained by applying the statutory federal income tax rate to pretax book income, which includes operations and realized gains and losses. The significant items causing this difference are as follows:

Year ended December 31		2021	Effective rate
(Thousands)			
Current federal income tax expense computed at statutory rate	$	9,006	21.0 %
Dividends received deduction		(3,770)	(8.8)%
Net impact of prior year provision to return difference		104	0.2 %
IMR and other		(60)	(0.1)%
Total income tax expense	$	5,280	12.3 %

Reconciliation of total income tax expense:

Year ended December 31		2021	Effective rate
(Thousands)			
Current federal income tax expense	$	4,555	10.6 %
Change in net deferred income tax		725	1.7 %
Total income tax expense	$	5,280	12.3 %

Year ended December 31		2020	Effective rate
(Thousands)			
Current federal income tax expense computed at statutory rate	$	4,139	21.0 %
Dividends received deduction		(7,058)	(35.9)%
Net impact of prior year provision to return difference		210	1.1 %
IMR and other		628	3.2 %
Total income tax expense	$	(2,081)	(10.6)%

Reconciliation of total income tax expense:

Year ended December 31		2020	Effective rate
(Thousands)			
Current federal income tax credit	$	(1,789)	(9.1)%
Change in net deferred income tax		(292)	(1.5)%
Total income tax expense	$	(2,081)	(10.6)%

Sentry Life Insurance Company notes to statutory financial statements

Note 13 Income tax (continued)

The Company has determined that the impact of tax planning strategies on the adjusted gross and net admitted DTAs is as follows:

	2021			2020			Change		
December 31	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Adjusted gross deferred tax assets (percent of total adjusted gross deferred tax assets)	- %	100%	33%	13%	100%	45%	(13) %	- %	(12) %
Net admitted adjusted gross deferred tax assets (percent of total net admitted adjusted gross deferred tax assets)	- %	100%	39%	16%	100%	55%	(16) %	- %	(16) %

The Company's tax planning strategies do not include the use of reinsurance.

The change in net deferred income taxes is comprised of the following:

December 31	2021	2020	Change
(Thousands)			
Gross deferred tax assets	$ 11,742	$ 12,081	$ (339)
Gross deferred tax liabilities	(4,607)	(4,359)	(248)
Net deferred tax asset	$ 7,135	$ 7,722	(587)
Tax effect of surplus items:			
Other			(138)
Change in net deferred income tax			$ (725)

The amount of federal income taxes incurred that are available for recoupment, by tax character, in the event of future net losses are:

(Thousands)	2021	2020	2019
Capital	$ 916	$ -	$ 738
Ordinary	-	-	-
Total	$ 916	$ -	$ 738

As of December 31, 2021, the Company has no net operating loss carryforwards, no capital loss carryforwards, and no alternative minimum tax credit. Under Federal Internal Revenue Code, revised with the Coronavirus Aid, Relief, and Economic Security (CARES) Act, ordinary losses can be carried back five years for life companies while capital losses for life companies can be carried back three years. Additionally, the Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Service Code for years ended December 31, 2021 or 2020. The Company does not have any tax loss contingencies for which it is reasonably possible that the total liability will significantly increase.

The Company's federal income tax returns are routinely audited by the Internal Revenue Service (IRS). Federal income tax returns of the Company have been examined by the IRS through 2017. In the opinion of management, settlement of tax assessments related to open years are not expected to have a material adverse impact on the Company's policyholders' surplus. Tax years 2018 through 2021 remain open for the Company.

Schedule 1

Sentry Life Insurance Company

Supplemental Schedule – Selected Financial Data

Year ended December 31, 2021

(In thousands)

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

Investment income earned:		
Government bonds	$	4,474
Bonds exempt from tax		445
Other bonds (unaffiliated)		130,405
Common stocks of affiliates		450
Premium notes, policy loans, and liens		645
Short-term investments		15
Amortization of IMR		1,230
Gross investment income	$	137,664
Bonds and stocks of parents, subsidiaries, and affiliates – book value:		
Common stocks	$	10,049
Bonds and cash equivalents by NAIC rating and maturity:		
By maturity – statement value:		
Due within 1 year or less	$	62,973
Over 1 year through 5 years		383,878
Over 5 years through 10 years		705,599
Over 10 years through 20 years		1,126,689
Over 20 years		384,810
Total by maturity	$	2,663,949
By NAIC rating – statement value:		
NAIC 1	$	1,837,302
NAIC 2		781,263
NAIC 3		37,505
NAIC 4		1,499
NAIC 5		6,380
NAIC 6		—
Total by NAIC rating	$	2,663,949
Total bonds and cash equivalents publicly traded	$	2,195,043
Total bonds and cash equivalents privately traded		468,906
Cash equivalents – book value		28,138
Cash on deposit		5
Life insurance in force:		
Ordinary	$	2,643
Group life		7

Schedule 1

Sentry Life Insurance Company

Supplemental Schedule – Selected Financial Data

Year ended December 31, 2021

(In thousands)

Amount of accidental death insurance in force under ordinary policies	$	33,507
Life insurance policies and certificates with disability provisions in force:		
Ordinary policies	$	453,503
Group life certificates		7,733
Supplemental contracts in force:		
Ordinary – not involving life contingencies:		
Amount on deposit	$	1,849
Income payable		59
Ordinary – involving life contingencies:		
Income payable		22
Annuities:		
Ordinary:		
Immediate – amount of income payable	$	1,248
Deferred – fully paid account balance		4,442
Deferred – not fully paid account balance		83,731
Group:		
Immediate – amount of income payable		2,706
Deferred – fully paid account balance		11,388
Deferred – not fully paid account balance		9,066,205
Accident and health insurance – premiums in force:		
Ordinary	$	1
Group		221
Deposit funds and dividend accumulations:		
Dividend accumulations – account balance	$	326
Claim payments 2021:		
Group accident and health year ended December 31:		
2021	$	—
2020		—
2019		—
2018		57
2017		67
2016 and prior		608
Other accident and health:		
2021		5
2020		—
2019		—
2018		—
2017		—
2016 and prior		12

See accompanying independent auditors' report.